© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4 2023

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5 21% 17% 14% 12% 11% 8% 8% 5% 4%

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7 • • • • • • • • • • • • • • • • • • •

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8 BRAND RANK 1 2 4 6 7 8 9 28 Source: Qualtrics Customer Experience Benchmarks (CXB) – Proprietary benchmark survey fielded monthly. Results represent Q4 2023 to Q1 2024

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 9 1. Denton, TX 2. Surprise, AZ 3. Livonia, MI 4. Mansfield, TX 5. Richmond, TX 6. Grapevine, TX (ROTF)(1) 7. Waterford Lakes, FL 8. Orland Park, IL (Drive Thru Only) 9. Katy, TX 10. Willowbrook, TX (ROTF)(1)

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 13

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 15 • App-less loyalty program driven by Digital Wallet – no download required • Digital card tracks visits and sends offers and recognition badges based on individual habits • Unlocks opportunity to surprise and delight loyal guests with gamification and enhanced experiences

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 16

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 18 • • • • • •

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 19 • Drive speed + accuracy • Simplify training and processes • Assist in reducing restaurant size and cost • Enable small-format, high-volume walk-up locations for airport and urban centers • Char items (Polish, Italian Sausage, Combo) • Beef & Cheddar Croissant, Beef Bowls • Jumbo Dogs • Fish Sandwich • Greek Salad & Chicken Pecan Salad • Chicken Noodle Soup • Éclair Cake & Strawberry Shortcake • Alcohol

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 20 • •

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 21 3 4 1 7 2 82 49 8 10

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 22  

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 24 • •

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 26 Keith Correia Chief Information Officer 2024 Tony Darden Chief Operating Officer 2024

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 28 Improve Drive Thru Efficiency Launching Loyalty Program Advertising Beyond Chicago Launched Kiosks Optimize the Size of our Box Houston Menu Test

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© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 30 • Internal targets not achieved in 2024 • $6M headwind in 2025 from variable-based compensation assuming targets are met • Like-for-like comparison would result in Adj. EBITDA growth of 13-15%

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 3323

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 34 Source: Qualtrics Customer Experience Benchmarks (CXB) – Proprietary benchmark survey fielded monthly. Results represent Q4 2023 to Q1 2024 Portil o’s Hot Dogs | Al rights reserved | Do not share or duplicate confidential content, in whole or part, without writ en consent

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 35

© 2025 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 36